UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 23, 2012

Serena Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25285	94-2669809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Seaport Boulevard Redwood City, California		94063-5587
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 481-3400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective as of February 23, 2012, John Swainson resigned as a director and chairman of the board of directors of Serena Software, Inc. (“Serena”) and as a member and chair of the compensation committee and member of the nominating committee of our board of directors; and our board of directors designated George Kadifa as chairman of our board of directors and as a member and chair of the compensation committee and member of the nominating committee of our board of directors.

(d) Effective as of February 29, 2012, our stockholders elected Greg Hughes as a director of our board of directors. Mr. Hughes was designated to serve as a director by Silver Lake Partners II, L.P. pursuant to the terms of the Stockholders Agreement dated March 10, 2006, a copy of which is filed as Exhibit 10.1 to this current report and incorporated herein by reference. Our board of directors has designated Mr. Hughes as a member of the strategic and operations committee of our board of directors.

Mr. Hughes serves as a director of Silver Lake, a private equity firm. As of February 29, 2012, Silver Lake Partners II, L.P. (“SLP II”), Silver Lake Technology Investors II, L.P., and Serena Co-Invest Partners, L.P., which are affiliates of Silver Lake, held 66,100,000 shares, or approximately 67.2%, of our outstanding common stock, and SLP II held the sole outstanding share of our series A preferred stock. In connection with Serena’s merger with Spyglass Merger Corp. in March 2006, Serena became a party to a management agreement with Silver Lake Management Company, LLC, which is an affiliate of Silver Lake. A description of the management agreement is included in Part III, Item 13, “Certain Relationships and Related Transactions, and Director Independence – Silver Lake Management Agreement” of our annual report on Form 10-K for the fiscal year ended January 31, 2011, and is incorporated herein by reference. A copy of the management agreement is filed as Exhibit 10.2 to this current report and incorporated herein by reference.

(e) On February 23, 2012, our board of directors approved the executive and management annual incentive plans for our named executive officers for fiscal year 2013. Pursuant to the terms of these plans, the annual target bonuses are equal to 100% of the participant’s annual base salary for John Nugent, President and Chief Executive Officer; 50% of the participant’s annual base salary for David Hurwitz, Senior Vice President, Worldwide Marketing, and Edward Malysz, Senior Vice President, General Counsel; and 40% of the participant’s annual base salary for John Alves, Vice President, Finance and Interim Chief Financial Officer. The actual bonus amounts are subject to achievement of the following performance metrics: (a) with regard to our President and Chief Executive Officer, achievement of annual net license revenue and EBITA (earnings before interest, taxes and amortization) targets under our fiscal year 2013 operating plan, weighted equally; and (b) with regard to our other named executive officers, achievement of annual net license revenue and EBITA targets under our fiscal year 2013 operating plan and achievement of management objectives, including functional area performance metrics, weighted at 30%, 50% and 20%, respectively.

With regard to our President and Chief Executive Officer, Senior Vice President, Worldwide Marketing, and Senior Vice President, General Counsel, for bonus amounts based on the achievement of net license revenue, achievement of less than 85% of the metric will result in no payout of the applicable target bonus amounts, achievement of 100% of the metric will result in a 100% payout of the applicable target bonus amounts and achievement of 115% of the applicable metric will result in a 200% payout of the applicable target bonus amounts. For bonus amounts based on the achievement of EBITA, achievement of less than 90% of the metric will result in no payout of the applicable target bonus amounts, achievement of 100% of the metric will result in a 100% payout of the applicable target bonus amounts and achievement of 106% of the applicable metric will result in a 200% payout of the applicable target bonus amounts. Payouts based on the achievement of net license revenue and EBITA are capped at 200% of the applicable target bonus amounts, and payouts based on the achievement of management objectives are capped at 125% of the applicable target bonus amounts.

With regard to our Vice President, Finance and Interim Chief Financial Officer, for bonus amounts based on the achievement of net license revenue and EBITA, achievement of less than 70% of the metric will result in no payout of the applicable target bonus amounts, achievement of 100% of the metric will result in a 100% payout of the applicable target bonus amounts and achievement of 120% of the applicable metric will result in a 140% payout of the applicable target bonus amounts. Payouts based on the achievement of net license revenue and EBITA are capped at 140% of the applicable target bonus amounts, and payouts based on the achievement of management objectives are capped at 100% of the applicable target bonus amount.

The cash incentive bonuses will be calculated and paid on an annual basis for our President and Chief Executive Officer, and on a semi-annual basis for our Senior Vice President, Worldwide Marketing, Senior Vice President, General Counsel, and Vice President, Finance and Interim Chief Financial Officer.

In addition, the compensation committee of our board of directors approved a discretionary bonus to our Vice President, Finance and Interim Chief Financial Officer for his contributions as interim chief financial officer during the second half of fiscal year 2012. The discretionary bonus consists of a cash bonus of $25,000 and a time-based option granted under our Amended and Restated 2006 Stock Incentive Plan to acquire 25,000 shares of our common stock. The time-based option has an exercise price equal to the fair market value of our common stock as of the date of grant and will vest over a three-year period following the grant date.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Pursuant to a written consent effective as of February 29, 2012, our stockholders elected Greg Hughes as a director of our board of directors. The written consent was executed by stockholders representing 97,925,780 shares, or 99.5%, of our outstanding common stock.

Item 9.01 Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Stockholders Agreement by and among Spyglass Merger Corp., Silver Lake Partners II, L.P., Silver Lake Technology Investors II, L.L.C., Serena Co-Invest Partners, L.P., Integral Capital Partners VII, L.P., Douglas D. Troxel Living Trust, Change Happens Foundation and Douglas D. Troxel dated as of March 10, 2006 (incorporated by reference to Exhibit 22 to the amended Schedule 13D (File No. 005-58055) filed by Silver Lake Partners II, L.P., with the Securities and Exchange Commission on March 16, 2006)

10.2	Management Agreement by and between Spyglass Merger Corp. and Silver Lake Technology Management, L.L.C. dated as of November 11, 2005 (incorporated by reference to Exhibit 10.19 to the registrant’s registration statement on Form S-4 (file no. 333-133641), filed by the registrant with the Securities and Exchange Commission on April 28, 2006)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/s/ Edward F. Malysz
	Name:	Edward F. Malysz
	Title:	Senior Vice President,
General Counsel

Date: February 29, 2012

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Stockholders Agreement by and among Spyglass Merger Corp., Silver Lake Partners II, L.P., Silver Lake Technology Investors II, L.L.C., Serena Co-Invest Partners, L.P., Integral Capital Partners VII, L.P., Douglas D. Troxel Living Trust, Change Happens Foundation and Douglas D. Troxel dated as of March 10, 2006 (incorporated by reference to Exhibit 22 to the amended Schedule 13D (File No. 005-58055) filed by Silver Lake Partners II, L.P., with the Securities and Exchange Commission on March 16, 2006)

10.2	Management Agreement by and between Spyglass Merger Corp. and Silver Lake Technology Management, L.L.C. dated as of November 11, 2005 (incorporated by reference to Exhibit 10.19 to the registrant’s registration statement on Form S-4 (file no. 333-133641), filed by the registrant with the Securities and Exchange Commission on April 28, 2006)